UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2004

MBNA Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-10683	52-1713008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wilmington, Delaware	19884-0131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 362-6255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 27, 2004, MBNA America Bank, N.A. ("MBNA America"), a wholly owned subsidiary of MBNA Corporation, completed the securitization of $500.0 million of credit card loan receivables. MBNA America, through MBNA Credit Card Master Note Trust, issued MBNAseries asset backed notes.

The MBNAseries transaction had one class of publicly traded asset backed notes, Class A (2004-10). Class A (2004-10) consists of $500.0 million five-year floating rate asset backed notes and accrues interest at 8 basis points over the one-month London Interbank Offered Rate. The Class A (2004-10) notes were priced at par.

MBNA America retained ownership of the credit card accounts, which generated the receivables and will act as servicing agent for the Class A (2004-10) notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBNA Corporation

Date: October 27, 2004	By:	/s/	Kenneth A. Vecchione
Kenneth A. Vecchione
Chief Financial Officer